

GRIFFIN-AMERICAN HEALTHCARE REIT III

March 2016 Portfolio Update

Forward-Looking Statements

This presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to the company's financial condition and portfolio metrics and the successful acquisition of the company's pipeline assets. We intend for all forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable by law. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our strength and financial condition and uncertainties relating to the financial strength of our current and future real estate investments; uncertainties relating to the local economies where our real estate investments are located; uncertainties relating to changes in general economic and real estate conditions; uncertainties regarding changes in the healthcare industry; uncertainties relating to the implementation of recent healthcare legislation; uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined in our company's periodic reports, as filed with the U.S. Securities and Exchange Commission. Forward-looking statements in this document speak only as of the date on which such statements were made, and undue reliance should not be placed on such statements. We undertake no obligation to update any such statements that may become untrue because of subsequent events.

Portfolio Snapshot

	GAHR 2 Portfolio* (as of Dec. 2, 2014)	GAHR 3 Portfolio (including pipeline[1])
Gross Real Estate and Real Estate-Related Investments (Based on Purchase Price)	**$2.9 billion**	**$2.3 billion**
Total Square Feet	11.3 million	11.9 million
Percent Leased – Non-RIDEA	95.0%	94.4%
Percent Leased – RIDEA	96.3%	87.9%
Percent Leased – Trilogy	N/A	92.0%
Number of Buildings/Integrated Campuses	295	193
Portfolio Allocation (Based on Purchase Price)		
• Medical Office Buildings (MOBs)	47.2%	28.1%
• Skilled Nursing Facilities (SNFs)	14.9%	5.6%
• Senior Housing - Leased	20.5%	6.6%
• Senior Housing - RIDEA	10.6%	14.0%
• Hospitals	6.8%	6.3%
• Debt Investments	0.0%	6.2%
• Trilogy Health Services	0.0%	33.2%
Total Number of States	32+UK	26+UK
Top Five States Concentration[2]	38.8%	58.3%
Top Five States[2]	UK, IN, TX, GA, PA	IN, TX, PA, OH, MA
Portfolio Leverage[3]	21.0%	27.6%
Avg. Cap Rate[4]	7.32%	7.38%[5]

* All GAHR 2 information as of Dec. 2, 2014, the day prior to GAHR 2's merger with NorthStar Realty Finance Corp.

(1) Inclusive of all real estate and real estate-related investments acquired as of Dec. 9, 2015 and pending acquisitions in the "pipeline" as of March 1, 2016. "Pipeline" assets are comprised of prospective real estate acquisitions for which the company has executed letters of intent and/or purchase and sale agreements as of March 1, 2016. These prospective acquisitions are subject to substantial closing conditions and the satisfaction of other requirements as detailed in the agreements. Accordingly, some or all of these pending transactions may not occur.

(2) Based on purchase price of real estate assets.

(3) Portfolio leverage represents the amount of the debt from all sources utilized to acquire assets, as a percentage of the aggregate purchase price of the portfolio. "Pipeline" assets are not included.

(4) The estimated capitalization rates are based on each property's net operating income from the in-place leases for the twelve months after the date of purchase of the respective property, including any contractual rent increases contained in such leases for those twelve months, divided by the purchase price for the respective property, exclusive of any acquisition fees and expenses paid.

(5) Estimated as of March 1, 2016.

Griffin-American Healthcare REIT III Portfolio*

ASSETS UNDER MANAGEMENT: $2.3 BILLION[(1)] **BUILDINGS/INTEGRATED CAMPUSES: 193**

STATES: 26 + UK



LEGEND
Medical Office Buildings
Senior Housing - Leased
Senior Housing - RIDEA
Skilled Nursing
Hospitals
Trilogy Integrated Campuses

** Acquired assets as of Dec. 9, 2015 plus "pipeline" assets as of March 1, 2016.*

(1) Assumes the successful acquisition of all real estate and real estate-related assets within the Griffin-American Healthcare REIT III "pipeline" as of March 1, 2016, comprised of prospective real estate and debt investment acquisitions for which the company has executed letters of intent and/or purchase and sale agreements as of March 1, 2016. These prospective acquisitions are subject to substantial closing conditions and the satisfaction of other requirements as detailed in the agreements. Accordingly, some or all of these pending transactions may not occur.

GAHR III Portfolio Composition*

Lease Type[1]


Other
14.5%
Single Tenant
Bond Net
20.2%
RIDEA
48.3%
Triple Net
Lease (NNN)
17.0%

Acquisition Sourcing


Seller
Direct
5.6%
Listed
30.4%
Unlisted
64.0%

Single / Multi Tenant (MOBs) [1]


Single
Tenant
10.5%
Multi
Tenant
89.5%

On / Off Campus (MOBs) [1]


On
Campus
32.8%
Off
Campus
26.5%
Affiliated
Off
Campus
40.6%

Note: Charts represent investment based on purchase price, inclusive of pipeline assets and GAHR III's 70% share of the Trilogy joint venture. Pipeline assets are comprised of prospective real estate and debt investment acquisitions for which the company has executed letters of intent and/or purchase and sale agreements as of March 1, 2016. These prospective acquisitions are subject to substantial closing conditions and the satisfaction of other requirements as detailed in the agreements. Accordingly, some or all of these pending transactions may not occur.

(1) Excludes allocation of existing and pipeline debt investments.

** Acquired assets as of Dec. 9, 2015 plus "pipeline" assets as of March 1, 2016.*

GAHR III Lease Expiration Schedule (as of Dec. 9, 2015)


Rent
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
-
2.2%
3.9%
5.4%
8.9%
10.4%
2.6%
6.8%
5.9%
3.1%
50.7%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024+

Based on annual revenue


Gross Leasable Area
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
-
3.4%
5.2%
6.6%
9.1%
11.8%
3.1%
9.4%
6.4%
4.1%
41.0%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024+

Excludes assets held under a RIDEA structure and Trilogy Health Services.

Unencumbered Asset Base

	GAHR 2	GAHR 3
Acquisition price	$2,380,047,000	$908,258,000
Percent of portfolio unencumbered	80%	80%
Number of individual buildings	240 (81%)	62 (83%)
Percent leased	95.5%	96.7%
Annualized rental revenue[1]	$195,913,000	$72,949,000
Total gross leasable area	9,282,000 Sq. Ft.	3,229,000 Sq. Ft.
Medical office buildings[2]	43.3%	50.0%
Skilled nursing facilities[2]	11.3%	4.4%
Hospitals[2]	5.6%	15.4%
Senior housing facilities[2]	26.7%	9.9%
Senior housing RIDEA[2]	13.0%	20.2%

(1) Annualized rental revenue of leases in place as of 12/02/2014 (GAHR 2) and 12/9/2015 (GAHR 3).
(2) Based on purchase price.

Notes: Excluding leases under RIDEA structure and Trilogy Health Services. Based on GAHR 2 leases in effect as of 12/02/2014 and GAHR 3 leases in effect as of 12/9/2015.

American Healthcare Investors Overview

AHI Portfolio (as of March 1, 2016)

ASSETS UNDER MANAGEMENT: $9.3 BILLION[(1)] **TOTAL NUMBER OF BUILDINGS: 600+**

STATES: 38 + UK



LEGEND
Medical Office Buildings
Hospitals
Senior Housing
Skilled Nursing Facilities
Trilogy Integrated Campuses

(1) Assumes the successful acquisition of all real estate and real estate-related assets within the Griffin-American Healthcare REIT III "pipeline" as of March 1, 2016, comprised of prospective real estate and debt investment acquisitions for which the company has executed letters of intent and/or purchase and sale agreements as of March 1, 2016. These prospective acquisitions are subject to substantial closing conditions and the satisfaction of other requirements as detailed in the agreements. Accordingly, some or all of these pending transactions may not occur. Also assumes the transition of the asset management function over remaining NorthStar Healthcare Income, Inc. assets.

Griffin-American Healthcare REIT II & REIT III Equity Raise



Total Equity Raise: $2.8 billion
Total Equity Raise: $1.84 billion
Top Ranked NTR nationally
$900,000,000
$800,000,000
$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
Initial offering was terminated and follow-on offering became effective on 2/14/13.
Top ranked NTR nationally.
New sponsorship begins. Selling group re-signed.
Broke Escrow (initial $2 million raised)
Primary and DRIP Offerings Terminated
Equity raise doubled within 5 months of new sponsorship
Jan 12
Feb 12
Mar 12
Apr 12
May 12
Jun 12
Jul 12
Aug 12
Sep 12
Oct 12
Nov 12
Dec 12
Jan 13
Feb 13
Mar 13
Apr 13
May 13
Jun 13
Jul 13
Aug 13
Sep 13
May 14
Jun 14
Jul 14
Aug 14
Sep 14
Oct 14
Nov 14
Dec 14
Jan 15
Feb 15
Mar 15
Apr 15
GAHR II
GAHR III

GRIFFIN-AMERICAN HEALTHCARE REIT III

Insider Stock Ownership – GAHR II (as of Dec. 2, 2014)



Common Stock Owned
Number of Shares
600,000
525,000
450,000
375,000
300,000
225,000
150,000
75,000
0
Jeff Hanson
Chairman & Chief Executive Officer
Mathieu Streiff
Executive Vice President
Kevin Shields
Danny Prosky
President & Chief Operating Officer
AHI & Griffin Employees
Independent Directors

Insider Stock Ownership – GAHR III (as of March 1, 2016)


Common Stock Owned
Number of Shares
300,000
240,000
180,000
120,000
60,000
0
Jeff Hanson
Chairman & Chief Executive Officer
Danny Prosky
President & Chief Operating Officer
Mathieu Streiff
Executive Vice President
AHI & Griffin Employees
Kevin Shields
Independent Directors